Second-Quarter Earnings July 22, 2021 Exhibit 99.2

2 These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2021 outlook, including revenue, operating profit, adjusted EBITDA, earnings per share, capital expenditures, net debt and leverage, free cash flow and the drivers thereof; 2022 financial targets; the impact of economic recovery, cost reductions, leverage, the PAI acquisition, the G4S acquisitions and cross-currency interest rate swap; strength of cash levels; ESG initiatives and commitments; strategic targets and initiatives (including Strategic Plan 2); future legacy liability contributions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; pandemics (including the ongoing Covid-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of Covid-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward- looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2020 and in related disclosures in our other public filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. Unless otherwise noted, the forward- looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the Second Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Safe Harbor Statements and Non-GAAP Results

3 Key Messages Strong 2Q Results, Continued Growth Expected in Second Half and in 2022 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Strong 2Q growth in revenue, operating profit, adjusted EBITDA and EPS • Revenue up 27%...driven by organic growth of 15% and acquisitions • Operating profit up 51%, margin up 160 bps to 10.5% • Adjusted EBITDA up 39%, margin up 130 bps to 15.8% • EPS up 62%...$1.18 vs $.73 2021 Guidance • Revenue % growth expected in mid-to-high teens • Second-half growth and margin expansion expected to drive strong increases in Op Profit, Adj. EBITDA and EPS Expect Continued Growth in 2022 • Second-half momentum, continued re-openings lead to 2022 revenue that exceeds comparable pre-Covid levels • Continued margin expansion to drive strong growth in Adj. EBITDA and cash flow Investor Day planned for early December • Detailed review of core and digital strategies • 2023 financial targets to be disclosed (non-GAAP)

4 2021 Guidance Strong Revenue and Margin Growth Expected in 2021 Revenue1,2 +14 -19% Op Profit1 +34% Adj. EBITDA1 +25% EPS1 +32% Guidance $3,680 $3,691 2019 2020 2021 $4,600 $4,200 $4,400 $392 $381 2019 2020 2021 Guidance $556 $466 $511 Guidance $567 $566 2019 2020 2021 $750 $660 $705 $3.89 $3.76 2019 2020 2021 Guidance $5.55 $4.35 $4.95 ~11.6% Margin 10.3% Margin 10.6% Margin ~16.0% Margin 15.3% Margin 15.4% Margin 1. 2021 growth rates calculated based on mid-point of range provided vs 2020 except revenue which is calculated based on the low-point and mid-point. 2. Revenue Guidance reduced by $50M to reflect net vs gross revenue recognition for PAI. Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix. ~15% growth 2022 Target $785- $825 (non-GAAP, $ millions, except EPS)

5 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix. Constant currency represents 2021 results at 2020 exchange rates. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. Second-Quarter 2021 Results Revenue +27% Constant currency +22% Organic +15% Acq +7% FX +5% EPS +62% Constant currency +56% Adj. EBITDA +39% Constant currency +35% Op Profit +51% Constant currency +48% Organic +42% Acq +5% FX +4% +59% excluding MGI impact1 $914 $826 $1,049 $1,010 2019 2020 2021 Const. Curr. $0.86 $0.73 $1.18 $1.14 2019 2020 2021 Const. Curr. $133 $120 $166 $161 2019 2020 2021 Const. Curr. $89 $73 $111 $108 2019 2020 2021 Const. Curr. 10.5% Margin 8.9% Margin 10.7% Margin 9.7% Margin 15.8% Margin 14.5% Margin 15.9% Margin 14.6% Margin (non-GAAP, $ millions, except EPS)

6 $73 $31 $4 $108 $3 $111 2020 Op Profit Organic Acq / Disp* 2021 Op Profit Before FX FX 2021 Op Profit Second-Quarter Revenue and Operating Profit vs 2020 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. * Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. % Change 5%15% 7% 27%22% Constant Currency Constant Currency % Change 4%42% 5% 51%48% Revenue Operating Profit $826 $125 $59 $1,010 $39 $1,049 2020 Revenue Organic Acq / Disp* 2021 Revenue Before FX FX 2021 Revenue 8.9% Margin 10.7% Margin 10.5% Margin (non-GAAP, $ millions)

7 Second-Quarter Adjusted EBITDA and EPS vs 2020 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. $111 ( $28 ) ( $30 ) $6 $60 $48 $58 $11 ( $11 ) $166 Op Profit Interest Expense Taxes Other Income from Continuing Ops D&A Interest Exp & Taxes Stock Comp Marketable Securities Adj. EBITDA Q2 2021 EPS: $1.18 +62% vs PY Q2 2020 EPS: $0.73 +39% vs PY Q2 2021 EPS includes MGI impact of +$0.07 vs Q2 2020 VS. 2020 $37 ( $5 ) ( $12 ) $2 $22 $6 $17 $6 ( $5 ) $46 (non-GAAP, $ millions, except EPS)

Strong Free Cash Flow Expected in 2021

(Non-GAAP, $ millions)



Adjusted EBITDA
D&A / Other
Op Profit
$660-$750
$194
$466-$556
($95)
($95)
($105)
($180)
$185-$275
Growth of ~65% excluding deferred payments
33-41% of EBITDA
$220-$310
Adj. EBITDA
WC, Cash Restructuring & Deferred Payments
Cash Taxes
Cash Interest[1]
Cash CapEx[1]
Free Cash Flow before Dividends
Pro-forma excluding deferred payroll taxes

VS. 2020	$94-$184	($3)	($18)	($27)	($67)	($21)-$69	$59-$149

- Adjusted EBITDA
- Working Capital and Cash Restructuring: Lower restructuring expected in 2021 post-Covid-19 and G4S acquisition

  $35 Deferred Payments to be made: primarily payroll taxes in US and France
- Cash Taxes: Higher due to timing of refunds
- Cash Interest: Higher due to acquisitions, partially offset by cross-currency interest rate swap
- Cash Capital Expenditures: Higher due to temporary reductions in 2020
- Free Cash Flow before Dividends
- Pro-forma excluding deferred payroll taxes

2022 FCF Growth Target 50%+

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.
1. Includes cash proceeds from sale of property, equipment and investments.

BRINKS 8

9 $566 $645 $660 - $750 $785 - $825 2020 Actual Q2 2021 TTM Actual 2021 Guidance 2022 Target Net Debt and Leverage 1. Net Debt divided by Adjusted EBITDA. 2. Pro-forma Net Debt at year-end, considering our 2021 and 2022 Free Cash Flow Targets. 3. Bank-defined. Bank defined EBITDA includes TTM EBITDA, plus projected 18 month synergies for acquisitions 4. Net of unamortized debt issuance costs of $13 million as of 12/31/2020, $11 million as of 6/30/2021, $10 million as of 12/31/2021 and $8 million as of 12/31/2022. Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Second Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Net Debt Adjusted EBITDA and Financial Leverage Adjusted EBITDA (Max = 4.0x) Secured Leverage Ratio3 ~2.0 $896 $1,230 $1,065 – $1,155 $988 $989 $990 $1,884 $2,219 12/31/2020 Actual 6/30/2021 Actual 12/31/2021 Estimate 12/31/2022 Target Unsecured Senior Notes4 Secured Net Debt $2,055 - $2,145 Net Debt Leverage Ratio1 3.3 3.4 ~2.7 – 3.2 ~2.2 – 2.4 2 $1,800 - $1,900 2 (Non-GAAP, $ millions)

10 Building a More Sustainable Brink’s ENVIRONMENT Reducing our environmental impact by: • Integrating responsible environmental practices in our daily operations • Reducing emissions and increasing the efficiency of our fleet operations through our digital transformation and route optimization GOVERNANCE Enhancing trust with all of our stakeholders by: • Ensuring everything we do aligns with our code of ethics • Employing risk management and other processes for responsible operations and ethical decision-making • Adhering to good corporate governance practices, including our focus on Board diversity and robust shareholder rights SOCIAL Promoting inclusion by: • Serving as advocates for cash as a payment method, which supports the unbanked and underbanked • Fostering a diverse, equitable and inclusive workplace • Ensuring our supplier base reflects the diversity of the communities we serve As the world’s largest cash management company, we help empower millions of underbanked people around the world access goods and services by keeping cash moving and accessible. While sustainability has long been important to us, societal expectations have intensified and we are doing more to improve in each pillar of ESG. For more information, please visit the Sustainability page at brinks.com

11 Strategic Plan 2: A New Layer of Growth on a Strong Foundation Strategy 2.0 Digital Cash Management Strategy 1.5 Acquisitions Strategy 1.0 Wider Deeper + Leverage Core Organic Growth Strategy 2.0 adds digital cash management solutions 1. Pro-forma liquidity at year-end 2021, considering our 2021 Free Cash Flow Target and the impact of the PAI acquisition. 2020 2021 20232022 2.1 – Digital Cash Management 2.2 – Enterprise Cash Automation 2.3 – ATM Managed Services 2.4 – Integrating Cash with Digital Payments • $2.2B invested in 15 acquisitions, including G4S and PAI • G4S largely integrated, expect to exceed synergy targets • $1.4B in liquidity, assessing new opportunities primarily to support Strategy 2.01 • Leverage – sustained cost reductions + rev growth expected to add 150 bps margin by 2022 • WD Target $70M cost reductions 2021 – 2022 — Implementing efficiency initiatives over expanded platform with dedicated Lean experts

12 Digital Solutions Expected to Gain Traction in 2022 Seizing the Unvended Opportunity with Brink’s Complete Digital solutions that make cash payments as easy as debit and credit Note: Brink’s internal estimates Benefits for retailers include: • On-site deposits eliminate trips to the bank • Eliminates multiple bank accounts and related fees • Reduces labor costs, enables staff to prioritize customer service • Next-day credit optimizes working capital access; settlement same as debit and credit • Improved security/reduced theft • Improved analytics for tracking and reconciliation Unvended Opportunity for Cash Management ~85% of U.S. Retail / Merchant Locations Not Served Unvended “white space” opportunity Partially Vended Vended ~3 Million+ Locations

Core Operations Drive Strong Earnings Growth

Digital Solutions Expected to Add New Layer of Growth in 2022

(non-GAAP, $ millions, except EPS)

Revenue, Adjusted EBITDA & Operating Profit



Revenue
$3,680
$3,691
$4,200 - $4,600
Adj. EBITDA
15.4%
15.3%
15.7% - 16.3%
Op Profit
10.6%
10.3%
11.1% - 12.1%
Adj. EBITDA
D&A/Other
Op Profit
$567
$175
$392
$566
$185
$381
$660 – $750
~$194
$466 - $556
$785– $825
2019
2020
2021 Guidance
2022 Target

2021 Guidance

	Low	Mid	High	vs 2020[2]
Revenue[1]	$4,200	$4,400	$4,600	+14 - 19%
Op Profit Margin	$466 11.1%	$511 11.6%	$556 12.1%	+34%
Adj. EBITDA Margin	$660 15.7%	$705 16.0%	$750 16.3%	+25%
EPS	$4.35	$4.95	$5.55	+32%

As we approach Investor Day in December…

- Strong 2021 recovery in core business expected to accelerate in second half
- 2022 preliminary targets reflect continued momentum in core as pandemic impact subsides
- Digital solutions expected to gain traction in 2022
- Detailed growth strategy and 2023 financial targets to be provided at Investor Day

Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Second Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.
1. Revenue Guidance reduced by $50M to reflect net vs gross revenue recognition for PAI.
2. 2021 growth rates calculated based on mid-point of range provided vs 2020 except revenue which is calculated based on the low-point and mid-point.

BRINKS

13

Appendix

15 1. 2Q20 Op Profit Margin of 0.7% Note: Constant currency represents 2021 results at 2020 exchange rates. $274 $357 2020 2021 $8 $41 2020 2021 3.1% Margin 11.5% Margin $230 $273 2020 2021 $42 $57 2020 2021 18.1% Margin 20.9% Margin $153 $188 2020 2021 $31 $32 2020 2021 20.2% Margin 16.9% Margin Latin America Revenue +18% Op Profit +37% Constant currency +17% +40% North America Revenue +30% Op Profit +389% Constant currency +29% +388% Europe Revenue +37% Op Profit +1458% Constant currency +26% +1342% Rest of the World Revenue +23% Op Profit +3% Constant currency +15% (4%) $168 $231 2020 2021 $1 $19 2020 2021 8.1% Margin 1 Organic +21% +344% Acq +8% +44% FX +1% +1% Organic +16% +40% Acq – – FX +2% (4%) Organic +18% +1300% Acq +8% +42% FX +11% +117% Organic – (2%) Acq +15% (2%) FX +8% +6% Second-Quarter Results by Segment ($ millions)

16 1. U.S. currency in circulation through June 2021. Source: St. Louis Federal Reserve (FRED). Weekly (QoQ) / Monthly (Historical) Average Currency in Circulation (Billions of Dollars, Weekly, Not Seasonally Adjusted) 2. Represents year-over-year increase in value of cash processed in U.S. 3. Euro currency in circulation through June 2021. Source: ECB. Monthly Currency in Circulation (Billions, Monthly, Not Seasonally Adjusted) 4. Represents year-over-year increase in number of withdrawal transactions on “same terminal” basis 5. Brazilian real currency in circulation source: Banco Central do Brazil. Mexican peso currency in circulation source: Banco de Mexico 2019 2020 2021 1990-2020 6% 30-yr CAGR Second quarter 2021 13% YoY % Increase 2019 2020 2021 2002-2020 9% 18-yr CAGR Second quarter 2021 9% YoY % Increase Brink’s Cash Levels Second Quarter 2021 Brink’s U.S. Cash Processed +17% +19% vs 2Q20 vs 2Q19 Value of Cash2 Cash Levels Stronger Post-Covid 1,600 1,700 1,800 1,900 2,000 2,100 2,200 PAI U.S. ATM Levels +32% +13% vs 2Q20 vs 2Q19 Withdrawal Transactions4 USD – Currency in Circulation1 1,000 1,100 1,200 1,300 1,400 1,500 (USD, Billions) (Euro, Billions) Euro – Currency in Circulation3 Q2-2021 Key Latin American markets year-over-year currency in circulation increases: • Mexico 17%5 • Brazil 8%5

17 Cash is Inclusive and Does Not Discriminate Cash is a vital lifeline to millions of Americans who rely on it to purchase goods and services. In 2020, ~18% of U.S. adults were either unbanked or underbanked and consequently highly reliant on cash, according to the Federal Reserve1. Restricting cash will exclude a significant portion of the population, primarily in lower-income communities and communities of color, say advocates. All consumers should be able to use cash to purchase goods and services, regardless of their level of sophistication with technology or their ability to open a bank account. Businesses that refuse to accept cash face well-deserved accusations of discrimination because they are limiting equal access to the same goods or services.” – Linda Sherry, Director of National Priorities, Consumer Action 1. Federal Reserve Report on the Economic Well-Being of U.S. Households in 2020

18 U.S. Lawmakers Pursue Legislation to Protect Cash Local and federal lawmakers are pursuing legislation to ensure cash is accepted at all physical retail locations. The Payment Choice Act recently introduced by Representative Donald M. Payne Jr. (D-NJ, 10th District), has bipartisan support. It prohibits retail businesses from refusing cash payments. Several local and state governments have recently passed or considered legislation to protect cash, including: • Colorado • Delaware • Miami-Dade County • New Jersey • New York City • Oregon • Philadelphia • Rhode Island • San Francisco • Washington, D.C. Learn more at investors.brinks.com/ cash-usage There are too many stores and businesses that want to reject American cash in favor of digital payments. But cash is the only option available for millions of Americans to pay for food, housing and other essentials.” – Rep. Donald M. Payne, Jr., (D-NJ, 10th District), July 9, 2021

19 $206 $239 $239 $1,000 $1,000 $1,000 $1,298 $1,263 $1,229 $602 $634 12/31/2020 6/30/2021 12/31/2021 Pro-forma Cash and Debt Capacity 1 1. Pro-forma liquidity at year-end 2021, considering our 2021 Free Cash Flow Target. Increased liquidity in 2020 • Incremental $590 million Term Loan A closed on April 1, 2020 • Incremental $400 million Senior Notes closed on June 22, 2020 No Maturities until 2024 • Credit Facility matures February 2024 • $600 million 4.625% Senior Notes mature October 2027 • $400 million 5.5% Senior Notes mature July 2025 Interest Rates • Variable interest LIBOR plus 2.00% • $400M USD/EUR interest rate swap saves 151 bps Debt Covenants Amended • Net secured debt leverage ratio of 1.8x vs 4.0x max No legacy liability contributions expected until 2029 Moody’s Ba2 (Stable); S&P BB (Stable) Utilized Revolver Available Revolver Senior Notes Term Loan A Revolver $1 B Fin. Leases & Other Cash ~$1.6 B Liquidity ~$1.3 B Liquidity ~$1.4 B Liquidity Strong Financial Health – Ample Liquidity ($ millions, except where noted)

20 Debt Maturity Profile $70 $70 $70 $1,089 $400 $600 $1,000 2021 2022 2023 2024 2025 2026 2027 Term Loan A Senior Notes Revolver Senior Notes Maturity Schedule for Credit Facility and Senior Notes ($ millions)

21 Primary US Pension • The American Rescue Plan Act ("ARPA") signed into law in March 2021, provides funding relief for single-employer defined benefit pension plans. The ARPA provisions result in significant reduction in, and deferral of, minimum funding requirements. Because of the significant impact the ARPA provisions have on our primary U.S. pension plan's estimated future funding requirements, we have updated the assumptions used to calculate the estimated future payments. Based on these revised assumptions, no cash payments to the plan are needed in the foreseeable future. • Remeasurement occurs every year-end: disclosed in the 2020 annual report on Form 10-K UMWA • Based on actuarial assumptions (as of 12/31/20), cash payments are not needed until 2029 • Remeasurement occurs every year-end: disclosed in the 2020 annual report on Form-10K Estimated Cash Payments for Legacy Liabilities Term Loan A Payments to Primary U.S. Pension Payments to UMWA $0 $23 $24 $23 $281 2020 2029 2030 2031 After 20312021 2022 2023 2024 2025 2026 No cash payments are expected in foreseeable future ($ millions)

22 2019 Non-GAAP Results Reconciled to GAAP (1 of 3) Amounts may not add due to rounding. See slide 24 for footnote explanations. 2019 Q2 Full Year Revenues: GAAP $ 914.0 3,683.2 Acquisitions and dispositions(a) 0.3 0.5 Internal loss(a) - (4.0) Non-GAAP $ 914.3 3,679.7 Operating profit (loss): GAAP $ 52.6 236.8 Reorganization and Restructuring(a) 10.6 28.8 Acquisitions and dispositions(a) 22.6 88.5 Argentina highly inflationary impact(a) 0.1 14.5 Internal loss(a) 2.6 20.9 Reporting compliance(a) 0.3 2.1 Non-GAAP $ 88.8 391.6 Interest expense: GAAP $ (22.7) (90.6) Acquisitions and dispositions(a) 1.5 5.8 Non-GAAP $ (21.2) (84.8) Taxes: GAAP $ 12.7 61.0 Retirement plans(c) 1.6 11.1 Reorganization and Restructuring(a) 2.6 7.1 Acquisitions and dispositions(a) 1.1 5.1 Tax on accelerated income(d) - 7.3 Argentina highly inflationary impact(a) - (1.4) Internal loss(a) 0.1 4.0 Reporting compliance(a) - 0.1 Gain on lease termination(h) - (1.2) Income tax rate adjustment(b) 2.7 - Non-GAAP $ 20.8 93.1 The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions)

23 2019 Q2 Full Year Income (loss) from continuing operations attributable to Brink's: GAAP $ 12.6 28.3 Retirement plans(c) 4.9 36.2 Venezuela operations(g) 0.4 0.9 Reorganization and Restructuring(a) 8.0 21.7 Acquisitions and dispositions(a) 23.0 88.4 Tax on accelerated income(d) - (7.3) Argentina highly inflationary impact(a) 0.1 15.9 Internal loss(a) 2.5 16.9 Reporting compliance(a) 0.3 2.0 Gain on lease termination(h) (5.2) (4.0) Income tax rate adjustment(b) (2.7) - Non-GAAP $ 43.9 199.0 EPS: GAAP $ 0.25 0.55 Retirement plans(c) 0.10 0.71 Venezuela operations(g) 0.01 0.02 Reorganization and Restructuring(a) 0.16 0.43 Acquisitions and dispositions(a) 0.45 1.73 Tax on accelerated income(d) - (0.14) Argentina highly inflationary impact(a) - 0.31 Internal loss(a) 0.05 0.33 Reporting compliance(a) 0.01 0.04 Gain on lease termination (0.10) (0.08) Income tax rate adjustment(b) (0.05) - Non-GAAP $ 0.86 3.89 Depreciation and Amortization: GAAP $ 48.7 185.0 Reorganization and Restructuring(a) - (0.2) Acquisitions and dispositions(a) (10.4) (30.9) Argentina highly inflationary impact(a) (0.3) (1.8) Non-GAAP $ 38.0 152.1 2019 Non-GAAP Results Reconciled to GAAP (2 of 3) Amounts may not add due to rounding. See slide 24 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions, except for per share amounts)

24 2019 Non-GAAP Results Reconciled to GAAP (3 of 3) Amounts may not add due to rounding The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2019 Q2 Full Year Adjusted EBITDA(f): Net income (loss) attributable to Brink's - GAAP $ 12.5 29.0 Interest expense - GAAP 22.7 90.6 Income tax provision - GAAP 12.7 61.0 Depreciation and amortization - GAAP 48.7 185.0 EBITDA $ 96.6 365.6 Discontinued operations - GAAP 0.1 (0.7) Retirement plans(c) 6.5 47.3 Venezuela operations(g) 0.4 0.9 Reorganization and Restructuring(a) 10.6 28.6 Acquisitions and dispositions(a) 12.2 56.8 Argentina highly inflationary impact(a) (0.2) 12.7 Internal loss(a) 2.6 20.9 Reporting compliance(a) 0.3 2.1 Gain on lease termination(h) (5.2) (5.2) Income tax rate adjustment(b) - - Share-based compensation(e) 9.7 35.0 Marketable securities (gain) loss(i) (0.5) 2.9 Adjusted EBITDA $ 133.1 566.9 The 2021 Non-GAAP outlook amounts exclude certain forecasted Non-GAAP adjusting items, such as intangible asset amortization and U.S. retirement plan costs. We have not forecasted the impact of highly inflationary accounting on our Argentina operations in 2021 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We have also not forecasted changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2021. The 2021 Non-GAAP outlook amounts for operating profit, EPS from continuing operations, free cash flow before dividends and Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations in 2021 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We are also unable to forecast changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2021. a) See “Other Items Not Allocated To Segments” on slide 25 for details. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 31.4% for 2019. c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. d) The non-GAAP tax rate excludes the 2019 foreign tax benefits that resulted from the transaction that accelerated U.S. tax in 2015. e) Due to reorganization and restructuring activities, there was a $7.7 million non-GAAP adjustment to share-based compensation in 2019. There is no difference between GAAP and non-GAAP share-based compensation amounts for the other periods presented. f) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization, non-GAAP share-based compensation and non-GAAP marketable securities (gain) loss. In the fourth quarter of 2020, we changed our definition of Adjusted EBITDA to exclude non-GAAP marketable securities (gain) loss and all previously disclosed information for all periods presented has been revised. g) Post-deconsolidation funding of ongoing costs related to our Venezuelan operations was $0.9 million in 2019 and was expensed as incurred and reported in interest and other nonoperating income (expense). We do not expect any future funding of the Venezuela business, as long as current U.S. sanctions remain in effect. h) Gain on termination of a mining lease obligation related to former coal operations. We have no remaining mining leases. i) Due to the impact of Argentina highly inflationary accounting, there was a $0.1 million non-GAAP adjustment for a gain in the second quarter of 2019. There is no difference between GAAP and non-GAAP marketable securities gain and loss amounts for the other periods presented.

25 Non-GAAP Reconciliation – Other Amounts may not add due to rounding The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Reorganization and Restructuring Other Restructurings Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized charges of $28.8 million in 2019, primarily severance costs and charges related to the modification of share-based compensation awards. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2019 Acquisitions and Dispositions • We incurred $43.1 million in integration costs related to Dunbar, Rodoban, COMEF and TVS in 2019. • Amortization expense for acquisition-related intangible assets was $27.8 million in 2019. • Transaction costs related to business acquisitions were $7.9 million in 2019. • Restructuring costs related to acquisitions, primarily Rodoban and Dunbar, were $5.6 million in 2019. • In 2019, we recognized $2.2 million in net charges, primarily asset impairment and severance costs, related to the exit from our top-up prepaid mobile phone business in Brazil. • Compensation expense related to the retention of key Dunbar employees was $1.5 million in 2019. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In 2019, we recognized $14.5 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $11.3 million. These amounts are excluded from non-GAAP results. Internal loss A former non-management employee in our U.S. global services operations embezzled funds from Brink's in prior years. Except for a small deductible amount, the amount of the internal loss related to the embezzlement was covered by our insurance. In an effort to cover up the embezzlement, the former employee intentionally misstated the underlying accounts receivable subledger data. In 2019, we incurred $4.5 million in costs (primarily third party expenses) to reconstruct the accounts receivables subledger. In the third quarter of 2019, we were able to identify $4.0 million of revenues billed and collected in prior periods which had never been recorded in the general ledger. We also identified and recorded $0.3 million in bank fees, which had been incurred in prior periods. The rebuild of the subledger was substantially completed during the third quarter of 2019. Based on the reconstructed subledger, we were able to analyze and quantify the uncollected receivables from prior periods. Although we plan to attempt to collect these receivables, we estimated an increase to bad debt expense of $13.7 million in the third quarter of 2019. The estimate of the allowance for doubtful accounts was adjusted in the fourth quarter of 2019 for an additional $6.4 million. This estimate will be adjusted in future periods, if needed, as assumptions related to the collectability of these accounts receivable change. At December 31, 2019, we have recorded an allowance of $19.2 million on $34.0 million of accounts receivable, or 56%. Due to the unusual nature of this internal loss and the related errors in the subledger data, along with the fact that management has excluded these amounts when evaluating internal performance, we have excluded these net charges from segment and non-GAAP results. Reporting compliance Certain compliance costs (primarily third party expenses) are excluded from 2019 non-GAAP results. These costs relate to the implementation and January 1, 2019 adoption of the new lease accounting standard ($1.8 million in 2019) and the mitigation of material weaknesses ($0.3 million in 2019).

26 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) December 31, June 30, (In millions) 2020 2021 Debt: Short-term borrowings $ 14.2 $ 14.7 Long-term debt 2,471.5 2,837.7 Total Debt 2,485.7 2,852.4 Less: Cash and cash equivalents 620.9 661.6 Amounts held by Cash Management Services operations(a) (19.1) (27.7) Cash and cash equivalents available for general corporate purposes 601.8 633.9 Net Debt $ 1,883.9 $ 2,218.5 a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, December 31, 2020 and June 30, 2021.